AGREEMENT OF MODIFICATION


     This AGREEMENT OF MODIFICATION (the "Agreement") is made and entered into this 6th day of May, 2004 by and between Critical Home Care, Inc. a Nevada corporation, successor-in-interest to Critical Home Care, Incorporated, a Delaware corporation, ("Critical") and David Bensol, on the one hand, and All Care Medical Products Corp., a New York corporation ("All Care"), Luigi Piccione ("Piccione") and S&L Realty, LLC, a New York limited liability company ("S&L"), on the other hand.

                                    RECITALS

     WHEREAS, Critical and S&L previously entered into a lease agreement dated June 28, 2002 (the "Lease Agreement") for Critical to lease the premises known as and by the street address 208-212 East Main Street, Patchogue, New York (the "Premises");

     WHEREAS, S&L has agreed to make certain modifications to the Lease Agreement in exchange for (i) the immediate payment of the $7,096.83 due and owing as of April 1, 2004, $7,100.00 due and owing as of May 1, 2004; (ii) a paid receipt for the insurance policy insuring the Premises as required by paragraph 44(A) of the Lease Agreement; (iii) conversion of the Lease Agreement into a month-to-month tenancy; and (iii) the ability to terminate Critical's right of possession upon sixty-days notice;

     WHEREAS, Critical has agreed to the foregoing modifications and will continue to pay on a current basis (i) all utility bills relative to the Premises; (ii) insurance premiums due under policies insuring the Premises; and
(iii) rent in the amount of $7,100.00 per month commencing May 1, 2004;

     WHEREAS, Critical and Piccione previously entered into a consulting agreement dated June 28, 2002 (the "Consulting Agreement");

     WHEREAS, Critical and Piccione desire to amend the Consulting Agreement to reflect changed circumstances and to provide, among other things, less commitment of time from Piccione, an amended restrictive covenant and less compensation to Piccione (the "First Amendment to Consulting Agreement");

     WHEREAS, Piccione has agreed to deliver a release of Critical and Bensol in connection with certain obligations under the consulting agreement.

     NOW,   THEREFORE,   in   consideration   of  the   foregoing   and  of  the
representations, warranties, covenants, agreements and conditions contained herein, the parties hereto, intending to be legally bound, agree as follows:

     1. Lease Letter Amendment. Critical and S&L shall each execute and deliver to the other the letter of amendment in the form of Exhibit "A" annexed hereto;




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     2. First  Amendment to Consulting  Agreement.  Critical and Piccione  shall enter into a First Amendment to Consulting Agreement in the form of Exhibit "B" annexed hereto; and

     3. Piccione Release. Piccione shall deliver a release to Critical and Bensol in the form of Exhibit "C" annexed hereto.

     4. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                                   Mr. Luigi Piccione
                                   15 Percy Williams Drive
                                   East Islip, New York 11772

                                   Telephone:        631 277-0516
                                   Facsimile:        631 277-1139

                                   Barbara M. Pizzolato, Esq.
                                   11920 Fairway Lakes Drive, Bldg 1, Ste 2
      With a copy to:              Fort Myers, Florida 33913

                                   Telephone:        239 225-7911
                                   Facsimile:        239 225-7366

                                   Critical Home Care, Inc.
                                   762 Summa Avenue
                                   Westbury, New York 11590
                                   Attn: Mr. David Bensol, President

                                   Telephone:
                                   Facsimile:

                                   Snow Becker Krauss, P.C.
      With a copy to:              605 Third Avenue
                                   New York, New York 10158-0125
                                   Attn:  Elliot H. Lutzker, Esq.

                                   Telephone:  212 455-0322
                                   Facsimile:  212 949-7052


     5.   Counterparts.   This   Agreement  may  be  executed  in  one  or  more
counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. This agreement may be executed via telefacsimile transmission and a telefacsimile signature shall be deemed as effective as an original signature.





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     6.  Amendment.  This Agreement may only be amended by the parties hereto by execution of an instrument in writing signed on behalf of each of the parties hereto.

     7. Entire Agreement; Assignment. This Agreement and Exhibits hereto, and the documents and instruments and other agreements among the parties hereto referenced herein: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided..

     8. Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     9. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

     10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any federal and state courts located within New York County, and courts with appellate jurisdiction therefrom, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

     11. Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.





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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be signed by their duly authorized respective officers all as of the date first written above.


                                  Critical Home Care Inc., a Nevada corporation


                                         /s/David Bensol
                                  By:_______________________
                                       Name: David Bensol
                                       Title:  President

                                  ______________________________
                                  All Care Medical Products Corp.


                                         /s/Luigi Piccione
                                  By:___________________________
                                       Name:  Luigi Piccione
                                       Title:  President

S & L Realty, L.L.C.

       /s/Luigi Piccione
By:_________________________
     Name:  Luigi Piccione
     Title:  Member

       /s/Luigi Piccione
_____________________________
    Luigi Piccione, individually



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